                                                                    Exhibit 32.1

                        CERTIFICATION OF CEO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly  Report on Form 10-QSB of Sunshine PCS
Corporation  (the  "Company") for the three months ended  September 30, 2006, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"),  David S. Ahl,  as Chief  Executive  Officer of the  Company,  hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1)      The Report fully  complies  with the  requirements  of Section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information  contained in the Report fairly  presents,  in all material respects,  the financial condition and results of operations of the Company.

                                             /s/ David S. Ahl
                                             -----------------------------------
                                             Name: David S. Ahl
                                             Title: Chief Executive Officer
Date: November 15, 2006